Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                            SECOND AMENDMENT OF THE

                         SUPPLY & DEVELOPMENT AGREEMENT

     This SECOND AMENDMENT AND EXTENSION OF THE SUPPLY & DEVELOPMENT AGREEMENT (the "Amendment"), is made as of March 10, 2006 (the "Effective Date") by and between Sirius Laboratories, Inc., an Illinois corporation with a place of business at 100 Fairway Drive, Suite 130, Vernon Hills, IL 60061 ("SIRIUS"), and Harmony Labs, Inc., a North Carolina corporation with a place of business at 1109 South Main Street, Landis, NC 28088 ("HARMONY"). SIRIUS and HARMONY shall hereinafter be collectively referred to as the "Parties" or individually as a "Party" to this Amendment.

     A. The Parties entered into that certain Supply & Development Agreement dated as of September 18, 2001 (also entitled as "Manufacturing Agreement"), as amended, (the "Original Agreement"), pursuant to which HARMONY has been providing certain manufacturing and supply services and related activities to SIRIUS; and

     B. The Parties desire to amend the Original Agreement to adjust certain of the terms and conditions of the Original Agreement, to clarify certain matters relating to the Original Agreement and to extend the term of the Original Agreement, as so amended, in each case pursuant to the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, the Parties agree as follows:

     1.  The following is added to the end of Section 6.1:




     "HARMONY agrees to develop [c.i.] of [c.i.] to [c.i.] or [c.i.] in accordance with industry practice at [c.i.], which expenses shall [c.i.] but which shall [c.i.]

     If required [c.i.] agrees to develop [c.i.] of [c.i.] to [c.i.] or [c.i.], in accordance with [c.i.]


     2.  The following is added to the end of Section 6.3:

     "HARMONY acknowledges and agrees that, [c.i.], HARMONY will [c.i.]. Within 21 days following the Effective Date of this amendment, HARMONY will [c.i.] to fully [c.i.] (including [c.i.]) in full [c.i.]. Before HARMONY [c.i.] or [c.i.], this [c.i.] must be [c.i.], and [c.i.], then

     [c.i.]. Furthermore, if [c.i.]. The [c.i.] may be [c.i.] period in the event [c.i.]. In addition, HARMONY agrees that, [c.i.], it will [c.i.] as may be necessary to ensure that it [c.i.]. [c.i.] shall indemnify, defend and hold [c.i.], and its successors, assigns, shareholders, officers and directors harmless for [c.i.]

     3. Except as expressly provided above, all terms and conditions of the Original Agreement shall remain in full force and effect and shall apply to this amendment and are incorporated herein by reference as though fully set forth.

     IN WITNESS WHEREOF, the Parties have caused this agreement to be executed by their respective duly authorized officers as of the Effective Date, each copy of which shall for all purposes be deemed to be an original.

Sirius Laboratories, Inc.                         Harmony Labs, Inc.

By:    /s/ Frank R. Pollard                      By:    /s/ M Lynch
       ---------------------                            ---------------------

Name:  Frank R. Pollard                          Name:  Michael Lynch
       ---------------------                            ---------------------

Title: Vice Chairman                             Title: President
       ---------------------                            ---------------------

                                   SCHEDULE A

AVAR Gel                        6267BP          6gm
AVAR Gel                        6267CP          45gm
AVAR Green                      6268BP          6gm
AVAR Green                      6268CP          45gm

AVAR Cleanser                   6266BP          6gm
AVAR Cleanser                   6266GP          8oz

                                   SCHEDULE B

AVAR-e                          6271AP          6gm
AVAR-e                          6271BP          45gm

AVAR-e Green                    6272AP          6gm
AVAR-e Green                    6272BP          45gm